December 19, 2002

               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                   Supplement to Prospectus dated May 1, 2002



      At a special meeting of shareholders held on December 18, 2002, Fund shareholders approved certain changes to the Fund's investment restrictions to permit the Fund to lend its portfolio securities. Accordingly, the following information supplements the information contained in the section of the Fund's Prospectus entitled "Main Risks."

      The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

      Effective July 2, 2002, Paul Hilton was appointed primary portfolio manager of the Fund with respect to its areas of social concern. Accordingly, the section of the Fund's Prospectus entitled "Management" has been amended by adding the following:

     "Paul Hilton is the fund's primary portfolio manager with respect to its areas of social concern. Mr. Hilton has been employed by Dreyfus since July 2002. From August 1998 through April 2001, he was a portfolio manager for Dreyfus. Since leaving Dreyfus in April 2001, Mr. Hilton has been employed outside of the mutual fund industry and is currently pursuing a Masters of Education degree. From April 1997 through August 1998, he was a research analyst in the social awareness investment program at Smith Barney Asset Management, a division of Travelers Group".

     The paragraph concerning Lincoln Carnam in this section is deleted, since he is no longer associated with The Dreyfus Corporation ("Dreyfus").

     On May 22, 2002, the Fund's Board of Directors and Dreyfus, the Fund's investment adviser, notified NCM Capital Management Group, Inc. ("NCM") of the termination of the Sub-Investment Advisory Agreement between Dreyfus and NCM, with respect to the Fund, pursuant to the terms of the Agreement. Effective that day, Dreyfus assumed day-to-day portfolio management responsibility for the Fund and Emerson Tuttle became the Fund's new primary portfolio manager with respect to selection of portfolio securities.

     Mr. Tuttle has been employed by Dreyfus since January 2002. He also is senior vice president and chief investment officer of Mellon Growth Advisors, an affiliate of Dreyfus. Prior to joining Mellon Growth Advisors in September 2001, he was a principal at State Street Global Advisors where he was employed from April 1981 to September 2001.






================================================================================



                                                              December 19, 2002

               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                Supplement to Statement of Additional Information
                                dated May 1, 2002



      At a special meeting of shareholders held on December 18, 2002, shareholders approved certain changes to the Fund's investment restrictions to permit the Fund to invest in other investment companies and engage in lending portfolio securities as described below. Accordingly, the following information supplements and supersedes any contrary information contained in the Fund's Statement of Additional Information.

Certain Portfolio Securities

      Investment Companies. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

Investment Techniques

      Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Investment Restrictions

         Investment Restriction Nos. 5 and 9 now read as follows:

                  The Fund may not:

                  5. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

                  9. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the Securities and Exchange Commission. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      Investment Restriction No. 5 is now a non-fundamental policy which may be changed by the Fund's Board members at any time without shareholder approval. The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of limitations imposed by the 1940 Act.

                                * * * *

      At such special meeting of shareholders, Fund shareholders elected David
W. Burke, Whitney I. Gerard, Arthur A. Hartman, and George L. Perry as additional Board members of the Fund to commence serving on January 1, 2003. Accordingly, the following information supplements the information contained in the Statement of Additional Information under the section entitled "Management of the Fund-Board Members of the Fund."

                            Principal Occupation
Name (Age)*                 During Past 5 Years                   Other Board Memberships and Affiliations

David W. Burke (66)         Corporate Director and Trustee        John F. Kennedy Library Foundation, DIRECTOR
                                                                  U.S.S. Constitution Museum, DIRECTOR
                                                                  Board member of 59 funds in the Dreyfus Family
                                                                       of Funds

Whitney I. Gerard (68)      Partner of Chadbourne & Parke LLP     Board member of 16 funds in the Dreyfus Family
                                                                       of Funds

Arthur A. Hartman (76)      Chairman of First NIS Regional Fund   APCO Associates, Inc., SENIOR CONSULTANT
                                 (ING/Barings Management) and      Board member of 16 funds in the Dreyfus Family
                                  New Russia Fund                      of Funds
                            Advisory Council Member to Barings
                                  Vostok

George L. Perry (68)        Economist and Senior Fellow at        State Farm Mutual Automobile Association, DIRECTOR
                                  Brookings Institution           State Farm Life Insurance Company, DIRECTOR
                                                                  Board member of 16 funds in the Dreyfus Family of Funds



_________________
*    None of the persons elected to serve as Board members are "interested persons" of the Fund as defined in the
     1940 Act.

                                      *****

     Effective July 2, 2002, Paul Hilton was appointed primary portfolio manager of the Fund with respect to its areas of social concern. Jermain Hall was appointed as an additional portfolio manager of the Fund with respect to its areas of social concern.

     On May 22, 2002, the Fund's Board of Directors and The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, notified NCM Capital Management Group, Inc. ("NCM") of the termination of the Sub-Investment Advisory Agreement between Dreyfus and NCM, with respect to the Fund, pursuant to the terms of the Agreement. Effective that day, Dreyfus assumed day-to-day portfolio management responsibility for the Fund and Emerson Tuttle became the Fund's new primary portfolio manager with respect to selection of portfolio securities. Leigh Todd and Barry Mills were appointed as additional portfolio managers of the Fund with respect to selection of portfolio securities.